Exhibit 10.24

[hw:] IB Copy

Form No. AEP-072-23

[seal:] [illegible] [signature]

MEMORANDUM OF UNDERSTANDING

Buenos Aires, July 21, 2023

For the attention of:

Aeropuertos Argentina 2000 S.A.

To whom it may concern

At.:	Marcelo Bujan Kalustian
Daniel Ketchibachian

Re: Development of all the activities required for the provision of the Licensee’s air services in the field of operations, such as commercial and administrative services.

Dear Sir(s):

I am pleased to address “Aeropuertos Argentina 2000 S.A.” (hereinafter “AA2000” or the “Concession-Holder”) in my position as head of the Company, Fb Líneas Aéreas, (hereinafter the “Provider”), that will operate under the trade name “Flybondi,” Taxpayer’s No. 30-71541893-9 with its legal address at Av. Del Libertador 6343, 2nd Floor, Autonomous City of Buenas Aires establishing its address for the purposes hereof at Av. Del Libertador 6343, 2nd Floor, Autonomous City of Buenas Aires, for the purpose of submitting to your consideration my proposed agreement in relation to the possibility of AA2000 granting a space for the development of the activity in question in the Jorge Newbery Metropolitan Airpark (hereinafter the “Airport”).

My offer, if you accept it, will be governed by the terms and conditions detailed below as well as by the terms and conditions described in the general contracting conditions you gave me to analyze and that I am attaching hereto, signed in proof of my agreement:

“I. Object:

1.01. The Concession-Holder grants the Provider the individual space in the following section, for the development of all the activities required for the provision of the Licensee’s air services in the field of operations, such as commercial and administrative services.

[signature] [stamp:] MIGUEL MAGLIOLO COMMERCIAL DIRECTORATE

AA2000 S.A.

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Form No. AEP-072-23

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II. Assigned Space:

2.01. For the sole and exclusive purpose of commercial exploitation, AA2000 assigns the Provider, and the latter accepts, the following spaces:

•
One (1) 30.00 m2 space (SAEC: AEP_EAPB_D_0588) in the sector of the Airport indicated in the drawing that is added as Annex II (hereinafter the “Assigned Space 1"). The sole purpose of this drawing is to indicate the sector where the Assigned Space will initially be located as per the indications of AA2000.
•
One (1) 56.00 m2 space (SAEC: AEP_EAPB_0_0587) in the sector of the Airport indicated in the drawing that is added as Annex II (hereinafter the “Assigned Space 2"). The sole purpose of this drawing is to indicate the sector where the Assigned Space will initially be located as per the indications of AA2000.
•
One (1) 49.00 m2 space (SAEC: AEP_CAP1_O_0012) in the sector of the Airport indicated in the drawing that is added as Annex II (hereinafter the “Assigned Space 3"). The sole purpose of this drawing is to indicate the sector where the Assigned Space will initially be located as per the indications of AA2000.
•
One (1) 127.00 m2 space (SAEC: AEP_EAPB_D_0589) in the sector of the Airport indicated in the drawing that is added as Annex II (hereinafter the “Assigned Space 4"). The sole purpose of this drawing is to indicate the sector where the Assigned Space will initially be located as per the indications of AA2000.
•
One (1) 4.53 m2 space (SAEC: AEP_TAPB_0_0040) in the sector of the Airport indicated in the drawing that is added as Annex II (hereinafter the “Assigned Space 5"). The sole purpose of this drawing is to indicate the sector where the Assigned Space will initially be located as per the indications of AA2000.
•
One (1) 15.00 m2 space (SAEC: AEP_ECPB_X_0011) in the sector of the Airport indicated in the drawing that is added as Annex II (hereinafter the “Assigned Space 6"). The sole purpose of this drawing is to indicate the sector where the Assigned Space will initially be located as per the indications of AA2000.

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Form No. AEP-072-23

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III. Term:

3.01. For the sole purpose of its administrative record, it is agreed that this document will be valid for two (2) years, with its expiration date, consequently, being May 31, 2025, when it will end definitively.

Without prejudice to the rights and obligations that, by their very nature, are retroactive, the term of validity hereof will be calculated as of the first day of the month of August of the year 2023, expiring, in consequence, on the 31st day of the month of July of the year 2025.

IV. Fee

4.01 Fee: The Provider shall, every month, pay AA2000 as a fee monthly for the performance of the activity that is the object hereof, for the term established in section (iii):

-the sum in U.S. dollars resulting from multiplying the price of eighteen U.S. dollars (US$ 18) by the sum of 30.00 m2 of “Assigned Space 1,” in other words, the monthly sum to be paid by the Provider for “Assigned Space 1” shall be five hundred and forty U.S. dollars (US$ 540), (hereinafter "the Fixed Fee").

-the sum in U.S. dollars resulting from multiplying the price of eighteen U.S. dollars (US$ 18) by the sum of 56.00 m2 of the “Assigned Space 2,” in other words, the monthly sum to be paid by the Provider for “Assigned Space 2” shall be five hundred thousand and eight [sic] U.S. dollars (US$ 1,008), (hereinafter "the Fixed Fee").

-the sum in U.S. dollars resulting from multiplying the price of twenty-six U.S. dollars (US$ 26) by the sum of 49.00 m2 of the “Assigned Space 3,” in other words, the monthly sum to be paid by the Provider for “Assigned Space 3” shall be one thousand two hundred and seventy-four U.S. dollars (US$ 1,274), (hereinafter "the Fixed Fee").

-the sum in U.S. dollars resulting from multiplying the price of eighteen U.S. dollars (US$ 18) by the sum of 127.00 m2 of the “Assigned Space 4,” in other words, the monthly sum to be paid by the Provider for “Assigned Space 4” shall be two thousand two hundred and eighty-six U.S. dollars (US$ 2,286), (hereinafter "the Fixed Fee").

-the sum in U.S. dollars resulting from multiplying the price of thirty-seven U.S. dollars (US$ 37) by the sum of 4.53 m2 of the “Assigned Space 5,” in other words, the monthly sum to be paid by the Provider for “Assigned Space 5” shall be one hundred and sixty-seven U.S. dollars with 61/100 (US$ 167.61), (hereinafter "the Fixed Fee").

-the sum in U.S. dollars resulting from multiplying the price of eighteen U.S. dollars

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Form No. AEP-072-23

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(US$ 18) by the sum of 15.00 m2 of the “Assigned Space 6,” in other words, the monthly sum to be paid by the Provider for “Assigned Space 6” shall be two hundred and seventy U.S. dollars (US$ 270), (hereinafter "the Fixed Fee").

The sums corresponding to USD will be paid by the Provider in Argentinean pesos at the foreign exchange selling price (Currency) of the Bank of the Argentine Nation [Banco de la Nación Argentina] corresponding to the day before the payment date.

V. Additional Consideration: DOES NOT APPLY

VI. Security deposit:

6.01 As a guarantee of the faithful, complete and timely fulfillment of the Provider’s obligations arising from this document and its Annexes, the Provider undertakes to deliver to AA2000 the sum of thirteen thousand one hundred and ninety-eight U.S. dollars (US$ 13,198) that have already been invoiced and paid.

VII. Common expenses

7.01. The Concession-Holder or a management company appointed thereby will be responsible for the administration and maintenance of all the Airport’s common facilities and commercial areas.

7.02. The Provider will pay its own expenses to AA2000, which will be calculated on the different items regularly invoiced to the Provider, in accordance with the calculation methodology established in Annex VII.

Without detriment to the provisions of Annex VII, the calculation methodology can be amended by the Concession-Holder if new services are offered.

VIII. Insurance

Comprehensive civil liability insurance:

This insurance must, by way of illustration but not limitation, cover the following risks: bodily injury and/or death resulting therefrom and/or losses of or damage to goods, that

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Form No. AEP-072-23

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affect the Concession-Holder and/or the Federal Government and/or ORSNA (the Regulatory Body of the National Airports System) and/or other Providers, and/or third parties, with or without a contractual relationship, for an insured sum of no less than three million U.S. dollars (US$ 3,000,000) for each event and for the total resulting from the annual accrual as a result of the activities that are the object hereof and from the possession, use, consumption or handling of articles or products that have been manufactured, built, modified, repaired, serviced, sold, supplied or distributed by the Provider, as the case may be.

The following are attached as Annexes that form an integral part of this proposal instrument:

Annex I: General Conditions for Contracting with Providers of Commercial Goods and Services in the Airports of Group “A” of the National Airports System (ORSNA Resolution No. 59/2014).

Annex II: Drawing of the Assigned Space.

Annex III: Accreditation of the signatory’s capacity.

Annex IV: Tax documentation

Annex V: ORSNA Resolution No. 80/2013.

Annex VI: Contracting Conditions.

Annex VII: ORSNA Resolution No. 118/2013

Annex VIII: General Regulations for the Use and Operation of the Airports of the National Airports System (REGUFA - ORSNA Resolution No. 96/2001)

Annex IX: ORSNA Affidavit

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Form No. AEP-072-23

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My offer will be deemed accepted with the formal delivery, on the part of AA2000, of the space mentioned in section (ii).

Without further ado, I send you my sincerest regards.

[signature]

FB Líneas Aéreas

[hw:] [illegible]

[stamp:] NOTARIAL SEAL CERTIFICATE

[hw:] Foc4012743

[seal:] SOLEDAD SALAS, NOTARY PUBLIC NO. 5100

[signature] [signature]

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DocuSign Envelope ID:

AREAS' REFERENCE
ADVERTISING REFERENCE
PHOTOGRAPHIC SURVEY
PHOTO 1:
PHOTO 2:
LOCATION PLAN
FLYBONDI OFFICE
Area: 56 m2
Permanent Parking Lot 01
Permanent Parking Lot 02
Permanent Parking Lot 03
Permanent Parking Lot 09
TCA
ANDREANI
GROUND FLOOR - FLYBONDI
SCALE: 1 = 200
1
FB Líneas Aéreas S.A.
FLYBONDI
JORGE NEWBERY
FREIGHT TERMINAL
GROUND FLOOR
STERILE
AIRLINES
OFFICE
56 m2
1:200
COMMERCIAL DIRECTION

[signature] [signature]

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AREAS' REFERENCE
ADVERTISING REFERENCE
PHOTOGRAPHIC SURVEY
PHOTO 1:
PHOTO 2:
LOCATION PLAN
FLYBONDI STOREROOM
Permanent Parking Lot 01
Permanent Parking Lot 02
Permanent Parking Lot 03
Permanent Parking Lot 09
ANDREANI
TCA
GROUND FLOOR - FLYBONDI
SCALE: 1 = 200
1
FB Líneas Aéreas S.A.
FLYBONDI
JORGE NEWBERY
FREIGHT TERMINAL
GROUND FLOOR
STERILE
AIRLINES
STOREROOM
30 m2
1:200

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AREAS' REFERENCE
ADVERTISING REFERENCE
PHOTOGRAPHIC SURVEY
PHOTO 1:
PHOTO 2:
LOCATION PLAN
FLYBONDI BONDED WAREHOUSE
Area: 127 m2
Permanent Parking Lot 01
Permanent Parking Lot 02
Permanent Parking Lot 03
Permanent Parking Lot 09
ANDREANI
TCA
GROUND FLOOR - FLYBONDI
SCALE: 1 = 200
20m
FB Líneas Aéreas S.A.
FLYBONDI
JORGE NEWBERY
FREIGHT TERMINAL
GROUND FLOOR
STERILE
AIRLINES
BONDED WAREHOUSE
127 m2

[signature] [signature]

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OFICINA
AVAILABLE SPACE
MAINTENANCE
CONDOR AVIATION
UADEL
FLYBONDI CONTAINER
Area: 15 m2
AVAILABLE SPACE
FLYBONDI (OWN PROVISION)
ML
UADEL
ML
ML

AIRSIDE - GROUND FLOOR - FLYBONDI

SCALE: 1 = 100

1

PHOTOGRAPHIC SURVEY

PHOTO 1:

PHOTO 2:

AREAS' REFERENCE

ADVERTISING REFERENCE

LOCATION PLAN

FLYBONDI		
FLYBONDI		
JORGE NEWBERY INTERNATIONAL AIRPORT		
SOUTHERN TERMINAL	APRON	STERILE
AIRLINES	CONTAINER	15 m2

SCALE 1:100

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AREAS' REFERENCE
PHOTOGRAPHIC SURVEY
PHOTO 1:
PHOTO 2:
ADVERTISING REFERENCE
LOCATION PLAN
Warehouse
LAN ARGENTINA
OFFICES
Area:49.0 m2
Office
Office
5.77
3.07
3.47
[cut off] ansporte
[cut off]SA
Accident investigation
board
UPPER FLOOR - LAN - ARGENTINA
SCALE: 1 = 50
LAN ARGENTINA S.A.
LAN ARGENTINA S.A.
JORGE NEWBERY
FREIGHT TERMINAL
UPPER FLOOR
SEMI-PUBLIC
AIRLINES
OFFICES

[signature] [signature]

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AREAS' REFERENCE
PHOTOGRAPHIC SURVEY
PHOTO 1:
PHOTO 2:
ADVERTISING REFERENCE
LOCATION PLAN
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
OFFICE
WAREHOUSE
WAREHOUSE
WAREHOUSE
FLYBONDI
OFFICE
Area: 4.53 m2
1.73
2.62
ARSA
Cint
GROUND FLOOR - SECTOR IV - FLYBONDI
SCALE: 1 = 100
1
FLYBONDI
FLYBONDI
JORGE NEWBERY INTERNATIONAL AIRPORT
TERMINAL - SECTOR IV
GROUND FLOOR
STERILE
AIRLINES
OFFICE
4.53 m2
1:100

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[seal:] ASSOCIATION OF NOTARIES PUBLIC • CITY OF BUENOS AIRES - FEDERAL CAPITAL – ARGENTINE REPUBLIC •	CERTIFICATE OF AUTHENTICATION OF SIGNATURES LAW 404

[signature]

ANNEX	F 004012743

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25

Buenos Aires, July 24, 2023. In my position as Notary Public and Head of Notary's Register 1570 of this City,

I CERTIFY: That the signature(s) on the document that I am attaching to this page, whose certification requirement is simultaneously formalized by CERTIFICATE number 132, of BOOK number 035, is/are written in my presence by the person/people whose name(s), identity document(s) and proof of identity are specified:

1) Eduardo Agustín OJEA QUINTANA, holder of National Identity Document number 29.904.924 and 2) María Cecilia RAMPERTI, holder of National Identity Document number 27.62.7.661, both with their address in this City at Avenida del Libertador 6343, 2nd floor, and who are people I know. Declare that they are not Politically Exposed Persons, that they are aware of the list of the U.I.F [Financial Information Unit] and not on the list of obligated subjects detailed in article 20 of law 25.246 and its amendments. They intervene in the name and representation and in the capacity of ATTORNEYS-IN-FACT for the company that operates in this place under the company name of “FB LINEAS AEREAS S.A.,” with its head office in this city at Avenida del Libertador 6343, 2nd floor, accrediting their aforementioned capacity with the GENERAL POWER OF ATTORNEY FOR THE EXECUTION OF CONTRACTS which was granted thereto by said company, as per public instrument number 138 of October 19, 2021, recorded on folio 454 of this notary's register 1570 under my responsibility from which it transpires that the company was incorporated in public instrument number 198 of September 22, 2016, recorded on folio 897 of Notary's Register 382 of this city under the responsibility of Notary Public Juan Manuel Zappa and its complementary record, dated October 5, 2016, recorded on folio 961 of the aforementioned register, both registered in the Office of Corporate Oversight [Inspección General de Justicia] on October 19, 2016, under number 202.84 of Book 81 of Corporations.

[seal:] ASSOCIATION OF NOTARIES PUBLIC • CITY OF BUENOS AIRES - FEDERAL CAPITAL – ARGENTINE REPUBLIC •

F 004012743

The appearing parties declare under oath that their representations are valid and have not been revoked, limited or suspended in any way whatsoever, with enough powers for this act. The document consists of a Memorandum of Understanding, in original and quadruplicate. This certification is prepared in seal F 018732102 and annexes F 004012743, F 004012744 and F 004012745. Be it hereby stated and recorded.- [signature] [seal:] SOLEDAD SALAS - REGISTRATION [illegible] NOTARY PUBLIC	26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50